                                                                   EXHIBIT 25(b)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY

                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A

                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO

                             SECTION 305(b)(2) |_|


                             ----------------------
                              THE BANK OF NEW YORK
               ---------------------------------------------------
               (Exact name of trustee as specified in its charter)


         New York                                         13-5160382
----------------------------                          -------------------
  (State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                          identification no.)


     One Wall Street, New York, N.Y.                         10286
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip code)


                             -----------------------
                              THE HERTZ CORPORATION
               ---------------------------------------------------
               (Exact name of obligor as specified in its charter)


            Delaware                                              13-1938568
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification no.)


           225 Brae Boulevard
         Park Ridge, New Jersey                                    07656-0713
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip code)


                            ------------------------
                             Senior Debt Securities
                       -----------------------------------
                       (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
        Name                                                Address
--------------------------------------------------------------------------------

    Superintendent of Banks of the State of    2 Rector Street, New York, N.Y.
    New York                                   10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York, N.Y.
                                               10045

    Federal Deposit Insurance Corporation      Washington, D.C. 20429

    New York Clearing House Association        New York, New York 10005

    (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE

         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of October, 2003.

                                       THE BANK OF NEW YORK

                                       By: /S/ MARY LAGUMINA
                                           ------------------------
                                           Name: MARY LAGUMINA
                                           Title: VICE PRESIDENT

--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                  Dollar Amounts
                                                                   In Thousands
                                                                  --------------

ASSETS

Cash and balances due from depository institutions:

   Noninterest-bearing balances and currency and coin .........      $ 4,257,371

   Interest-bearing balances ..................................        6,048,782

Securities:

   Held-to-maturity securities ................................          373,479

   Available-for-sale securities ..............................       18,918,169

Federal funds sold in domestic offices ........................        6,689,000

Securities purchased under agreements to
   resell .....................................................        5,293,789

Loans and lease financing receivables:

   Loans and leases held for sale .............................          616,186

   Loans and leases, net of unearned
     income .........................38,342,282

   LESS: Allowance for loan and
     lease losses ......................819,982

   Loans and leases, net of unearned
     income and allowance .........................................   37,522,300

Trading Assets ................................................        5,741,193

Premises and fixed assets (including capitalized
   leases) ....................................................          958,273

Other real estate owned .......................................              441

Investments in unconsolidated subsidiaries and
   associated companies .......................................          257,626

Customers' liability to this bank on acceptances
   outstanding ................................................          159,995

Intangible assets

   Goodwill ...................................................        2,554,921

   Other intangible assets ....................................          805,938

Other assets ..................................................        6,285,971
                                                                     -----------
Total assets ..................................................      $96,483,434
                                                                     ===========

LIABILITIES

Deposits:

   In domestic offices ........................................      $37,264,787

   Noninterest-bearing .............15,357,289

   Interest-bearing ................21,907,498

   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ...................................       28,018,241

   Noninterest-bearing ..............1,026,601

   Interest-bearing ................26,991,640

Federal funds purchased in domestic
  offices .....................................................          739,736

Securities sold under agreements to repurchase ................          465,594

Trading liabilities ...........................................        2,456,565

Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ..................................        8,994,708

Bank's liability on acceptances executed and
   outstanding ................................................          163,277

Subordinated notes and debentures .............................        2,400,000

Other liabilities .............................................        7,446,726
                                                                     -----------

Total liabilities .............................................      $87,949,634
                                                                     ===========

Minority interest in consolidated
   subsidiaries ...............................................          519,472

EQUITY CAPITAL

Perpetual preferred stock and related
   surplus ....................................................                0

Common stock ..................................................        1,135,284

Surplus .......................................................        2,056,273

Retained earnings .............................................        4,694,161

Accumulated other comprehensive income ........................          128,610

Other equity capital components ...............................                0

Total equity capital ..........................................        8,014,328
                                                                     -----------

Total liabilities minority interest and equity capital ........      $96,483,434
                                                                     ===========

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                               Thomas J. Mastro,
                                           Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


                  ___
Thomas A. Renyi      |
                     |
Gerald L. Hassell    |                Directors
                     |
Alan R. Griffith     |
                  ___

--------------------------------------------------------------------------------